Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
January 23, 2023, 8:00 AM ET	Director of Corporate Communications
(703) 481-4599

MainStreet Bancshares, Inc. Achieves Record Results for 2022

Company’s Net Income Climbs 20% to $26.7 Million; NIM Reaches 4.19%

FAIRFAX, Va., Jan. 23, 2023 /PRNewswire/ -- MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported record net income of $26.7 million for 2022, a 20.3% increase from a year earlier. Year-end results represent:

●	13.98% return on average equity
●	1.53% return on average assets
●	4.19% net interest margin
●	$3.26 earnings per common share (basic and diluted)
●	$21.75 tangible book value per common share

“There is no doubt that 2022 was a banner year for the Company,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares Inc. and MainStreet Bank. “Quarter to quarter, we set performance records in nearly every activity and metric. We achieved this while maintaining our strong focus on credit quality and while building Avenu™, our innovative embedded banking software solution. The markets rewarded our upward momentum, efficiency, and focus on innovation with solid interest in our shares and improved valuations.”

Net interest income reached $70 million in 2022, up 30.8% from the previous year’s $53.5 million. As the Federal Reserve undertook seven interest rate increases in 2022, MainStreet Bank benefited from having an asset-sensitive balance sheet. This drove the average net interest margin (NIM) higher by 84 basis points to 4.19% for the year ended December 31, 2022, versus 3.35% a year earlier. On a quarterly basis, the NIM widened to 4.70% in the fourth quarter of 2022, up from 3.49% in the prior year’s fourth quarter.

“We came into 2022 extremely well prepared for the interest rate hikes that materialized,” said Thomas J. Chmelik, Chief Financial Officer of MainStreet Bancshares Inc. and MainStreet Bank. “As we enter 2023, we anticipate fewer and smaller rate hikes as the Fed makes progress toward dampening inflation, and this should yield somewhat more level interest rates this year. We are now taking steps to position our balance sheet accordingly.” He noted that the level of Accumulated Other Comprehensive Income (AOCI) for the Company remains low, at -4.3% of total capital.

The loan portfolio grew 17.8% to $1.58 billion in 2022, up from $1.34 billion at the end of 2021. Loan quality remained exceptional, with zero nonperforming assets. Total deposits climbed 7% to $1.51 billion, up from $1.41 billion at the end of 2021. Non-interest-bearing deposits represent 36.4% of the total, and 69% of total deposits are core deposits. The bank’s total assets grew 16.9% to reach $1.93 billion at year-end 2022, versus $1.65 billion a year earlier.

“We continue to experience solid commercial loan demand and deposit growth in our DC Metro market, and loan demand was particularly brisk in the fourth quarter,” said Abdul Hersiburane, President of MainStreet Bank. “Our local economy is supported by a technologically advanced workforce and a large and steady federal employment base, and these factors mitigate the effects of any slowdown. We remain encouraged by the opportunities that we see to serve our community’s growing businesses and organizations. Because we maintain rigorous underwriting standards, our credit quality remains pristine.”

The Company's efficiency ratio improved to 52% for the year, from 55% at the end of 2021. This improvement occurred even as the Company was making significant investments in Avenu™, with the hiring process accelerating as the subsidiary moves toward being fully operational in 2023.

Avenu™ Makes Major Strides, Onboards First Client

Avenu™ continues to make strides and has onboarded its first customer into its sandbox. In recent weeks Avenu™ has stood up its production site and is in the process of finalizing vendor certifications and conducting end-to-end testing. Avenu™ connects partners and their apps directly and seamlessly to MainStreet Bank’s banking core. These developments bring Avenu™ several steps closer to its objective of accelerating MainStreet Bank’s deposit growth to support expanded lending.

“As technology evolves, consumers expect to be able to conduct transactions seamlessly using apps offered by communities they are part of and merchants they patronize regularly,” said Todd Youngren, president of Avenu™. “We created Avenu™ to be a gateway to the fast, simple, secure payments that our clients’ end users demand, and we are excited to ‘go live’ with our first client.”

Chairman and CEO Jeff W. Dick elaborated: “In creating Avenu™, we sought to ensure that our partners and their consumers have a flawless experience with the banking services we provide them. Our emphasis on getting compliance right is critical. Our innovative approach ensures that our partners can connect to the core system of a reliable bank with well-honed instincts about regulatory compliance and a clear line of sight into any emerging risks.”

ABOUT AVENU™

Avenu™ — Banking Delivered

Avenu™ is the only embedded banking solution that connects our partners and their apps directly and seamlessly to a banking core — MainStreet Bank’s banking core. We are not a sponsor bank without our own technology, and we are not a middleware software company (aggregator) without our own bank. We are Avenu™, a leading financial technology company backed by an established community business bank in the heart of Washington, D.C.

Avenu™ — Serving a Community of Innovation

Our clients are fintechs, application developers, money movers, and entrepreneurs. They all have one thing in common: They are innovating how money moves to solve real-world issues and help communities thrive. We are focused on servicing our community and long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
ASSETS
Cash and cash equivalents
Cash and due from banks	$48,931	$50,636	$55,636	$63,986	$61,827
Federal funds sold	81,669	54,098	47,013	37,756	31,372
Total cash and cash equivalents	130,600	104,734	102,649	101,742	93,199
Investment securities available for sale, at fair value	62,631	162,319	143,240	123,802	99,913
Investment securities held to maturity, at carrying value	17,642	17,670	17,698	18,769	20,349
Restricted equity securities, at cost	24,325	16,436	16,485	17,209	15,609
Loans, net of allowance for loan losses of $14,114, $12,994, $12,982,$12,500, and $11,697, respectively	1,579,950	1,448,071	1,416,875	1,413,238	1,341,760
Premises and equipment, net	14,709	14,523	14,756	14,833	14,863
Other real estate owned, net	—	—	—	—	775
Accrued interest and other receivables	9,581	8,273	7,313	6,980	7,701
Computer software, net of amortization	9,149	7,258	4,956	3,906	2,493
Bank owned life insurance	37,249	36,996	36,742	36,492	36,241
Other assets	39,915	43,835	32,665	24,777	14,499
Total Assets	$1,925,751	$1,860,115	$1,793,379	$1,761,748	$1,647,402
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$550,690	$566,016	$535,591	$514,160	$530,678
Interest bearing DDA deposits	80,099	93,695	99,223	76,286	69,232
Savings and NOW deposits	51,419	54,240	58,156	81,817	85,175
Money market deposits	222,540	254,190	231,207	301,842	267,730
Time deposits	608,141	585,783	575,950	460,839	459,148
Total deposits	1,512,889	1,553,924	1,500,127	1,434,944	1,411,963
Federal Home Loan Bank advances and other borrowings	100,000	—	—	40,000	—
Subordinated debt	72,245	72,146	72,047	71,955	29,294
Other liabilities	42,335	44,045	32,801	26,053	17,357
Total Liabilities	1,727,469	1,670,115	1,604,975	1,572,952	1,458,614
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	28,736	28,728	29,178	29,642	29,466
Capital surplus	63,999	63,231	64,822	66,798	67,668
Retained earnings	86,830	80,534	73,702	68,691	64,194
Accumulated other comprehensive income (loss)	(8,546)	(9,756)	(6,561)	(3,598)	197
Total Stockholders’ Equity	198,282	190,000	188,404	188,796	188,788
Total Liabilities and Stockholders’ Equity	$1,925,751	$1,860,115	$1,793,379	$1,761,748	$1,647,402

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
INTEREST INCOME:
Interest and fees on loans	$78,872	$61,743	$23,972	$20,261	$17,954	$16,685	$15,532
Interest on investment securities
Taxable securities	1,603	1,262	467	378	401	357	327
Tax-exempt securities	1,058	1,060	262	261	263	272	283
Interest on federal funds sold	2,312	134	1,071	1,013	195	34	61
Total interest income	83,845	64,199	25,772	21,913	18,813	17,348	16,203
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	601	229	256	175	105	65	59
Interest on savings and NOW deposits	203	165	81	43	42	37	38
Interest on money market deposits	1,547	772	781	496	151	119	127
Interest on time deposits	8,202	7,613	2,966	2,275	1,530	1,431	1,574
Interest on Federal Home Loan Bank advances and other borrowings	347	—	264	—	52	31	—
Interest on subordinated debt	2,936	1,884	828	828	812	468	539
Total interest expense	13,836	10,663	5,176	3,817	2,692	2,151	2,337
Net interest income	70,009	53,536	20,596	18,096	16,121	15,197	13,866
Provision for (recovery of) loan losses	2,398	(1,175)	1,118	—	480	800	295
Net interest income after provision for (recovery of) loan losses	67,611	54,711	19,478	18,096	15,641	14,397	13,571
NON-INTEREST INCOME:
Deposit account service charges	2,420	2,426	610	601	597	611	624
Bank owned life insurance income	1,008	900	253	254	250	251	253
Loan swap fee income	619	83	—	518	101	—	83
Net gain on held-to-maturity securities	4	6	—	—	4	—	3
Net gain (loss) on sale of loans	(168)	847	—	(211)	—	43	413
Other non-interest income	951	1,848	196	186	312	257	247
Total other income	4,834	6,110	1,059	1,348	1,264	1,162	1,623
NON-INTEREST EXPENSES:
Salaries and employee benefits	23,801	19,305	6,775	5,874	5,604	5,548	5,029
Furniture and equipment expenses	2,786	2,468	710	760	659	657	726
Advertising and marketing	2,304	1,565	620	704	574	406	450
Occupancy expenses	1,471	1,541	378	400	352	341	449
Outside services	2,075	1,394	529	611	567	368	485
Administrative expenses	872	685	214	253	195	210	192
Other operating expenses	5,748	5,907	1,481	1,291	1,543	1,433	1,389
Total non-interest expenses	39,057	32,865	10,707	9,893	9,494	8,963	8,720
Income before income tax expense	33,388	27,956	9,830	9,551	7,411	6,596	6,474
Income tax expense	6,714	5,785	2,252	1,808	1,481	1,173	1,660
Net income	26,674	22,171	7,578	7,743	5,930	5,423	4,814
Preferred stock dividends	2,156	2,156	539	539	539	539	539
Net income available to common shareholders	$24,518	$20,015	$7,039	$7,204	$5,391	$4,884	$4,275
Net income per common share, basic and diluted	$3.26	$2.65	$0.95	$0.97	$0.71	$0.64	$0.56
Weighted average number of common shares, basic and diluted	7,529,382	7,559,310	7,433,607	7,463,719	7,575,484	7,647,519	7,595,062

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	December 31, 2022		September 30, 2022		December 31, 2021		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$393,783	24.6%	$366,689	25.0%	$337,173	24.8%	7.4%	16.8%
Residential real estate loans	394,394	24.7%	373,056	25.4%	300,390	22.1%	5.7%	31.3%
Commercial real estate loans	700,728	43.8%	638,110	43.5%	534,187	39.3%	9.8%	31.2%
Commercial and industrial loans	97,351	6.1%	74,482	5.1%	164,014	12.1%	30.7%	-40.6%
Consumer loans	13,336	0.8%	13,628	1.0%	23,171	1.7%	-2.1%	-42.4%
Total Gross Loans	$1,599,592	100.0%	$1,465,965	100.0%	$1,358,935	100.0%	9.1%	17.7%
Less: Allowance for loan losses	(14,114)		(12,994)		(11,697)
Net deferred loan fees	(5,528)		(4,900)		(5,478)
Net Loans	$1,579,950		$1,448,071		$1,341,760
DEPOSITS:
Non-interest bearing demand deposits	$550,690	36.4%	$566,016	36.4%	$530,678	37.6%	-2.7%	3.8%
Interest-bearing demand deposits:
Demand deposits	80,099	5.3%	93,695	6.0%	69,232	4.9%	-14.5%	15.7%
Savings and NOW deposits	51,419	3.4%	54,240	3.5%	85,175	6.0%	-5.2%	-39.6%
Money market accounts	222,540	14.7%	254,190	16.4%	267,730	19.0%	-12.5%	-16.9%
Certificates of deposit $250,000 or more	370,005	24.5%	371,739	23.9%	285,395	20.2%	-0.5%	29.6%
Certificates of deposit less than $250,000	238,136	15.7%	214,044	13.8%	173,753	12.3%	11.3%	37.1%
Total Deposits	$1,512,889	100.0%	$1,553,924	100.0%	$1,411,963	100.0%	-2.6%	7.1%
BORROWINGS:
Federal Home Loan Bank advances	100,000	58.1%	—	0.0%	—	—	100.0%	100.0%
Subordinated debt	72,245	41.9%	72,146	100.0%	29,294	100.0%	0.1%	146.6%
Total Borrowings	$172,245	100.0%	$72,146	100.0%	$29,294	100.0%	138.7%	488.0%
Total Deposits and Borrowings	$1,685,134		$1,626,070		$1,441,257		3.6%	16.9%

Core customer funding sources (1)	$1,157,573	68.7%	$1,156,862	71.1%	$1,108,177	76.9%	0.1%	4.5%
Brokered and listing service sources (2)	355,316	21.1%	397,062	24.5%	303,786	21.1%	-10.5%	17.0%
Federal Home Loan Bank advances	100,000	5.9%	—	0.0%	—	—	100.0%	0.0%
Subordinated debt (3)	72,245	4.3%	72,146	4.4%	29,294	2.0%	0.1%	146.6%
Total Funding Sources	$1,685,134	100.0%	$1,626,070	100.0%	$1,441,257	100.0%	3.6%	16.9%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended December 31, 2022			For the three months ended December 31, 2021
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest earning assets:
Loans (1)(2)	$1,510,087	$23,972	6.30%	$1,277,828	$15,532	4.82%
Securities:
Taxable	70,776	467	2.62%	76,776	327	1.69%
Tax-exempt	38,007	332	3.46%	38,936	358	3.65%
Federal funds and interest-bearing deposits	124,865	1,071	3.40%	192,442	61	0.13%
Total interest earning assets	$1,743,735	$25,842	5.88%	$1,585,982	$16,278	4.07%
Other assets	55,559			87,072
Total assets	$1,799,294			$1,673,054
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$81,724	$256	1.24%	$69,532	$59	0.34%
Savings and NOW deposits	53,570	81	0.60%	82,048	38	0.18%
Money market deposit accounts	213,530	781	1.45%	296,063	127	0.17%
Time deposits	613,262	2,966	1.92%	466,190	1,574	1.34%
Total interest-bearing deposits	$962,086	$4,084	1.68%	$913,833	$1,798	0.78%
Federal funds purchased	2	—	—	1	—	—
Subordinated debt	72,206	828	4.55%	40,297	539	5.31%
FHLB borrowings	23,913	264	4.38%	—	—	—
Total interest-bearing liabilities	$1,058,207	$5,176	1.94%	$954,131	$2,337	0.97%
Demand deposits and other liabilities	546,827			532,216
Total liabilities	$1,605,034			$1,486,347
Stockholders’ Equity	194,260			186,707
Total Liabilities and Stockholders’ Equity	$1,799,294			$1,673,054
Interest Rate Spread			3.94%			3.10%
Net Interest Income		$20,666			$13,941
Net Interest Margin			4.70%			3.49%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the year ended December 31, 2022			For the year ended December 31, 2021
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest earning assets:
Loans (1)(2)	$1,442,716	$78,872	5.47%	$1,289,445	$61,743	4.79%
Securities:
Taxable	72,809	1,603	2.20%	60,732	1,262	2.08%
Tax-exempt	38,528	1,339	3.48%	39,170	1,342	3.43%
Federal funds and interest-bearing deposits	122,596	2,312	1.89%	216,436	134	0.06%
Total interest earning assets	$1,676,649	$84,126	5.02%	$1,605,783	$64,481	4.02%
Other assets	67,380			79,357
Total assets	$1,744,029			$1,685,140
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$85,566	$601	0.70%	$67,897	$229	0.34%
Savings and NOW deposits	63,401	203	0.32%	74,975	165	0.22%
Money market deposit accounts	137,066	1,547	1.13%	333,160	772	0.23%
Time deposits	642,918	8,202	1.28%	498,001	7,613	1.53%
Total interest-bearing deposits	$928,951	$10,553	1.14%	$974,033	$8,779	0.90%
Federal funds and repos purchased	2	—	—	—	—	—
Subordinated debt	65,176	2,936	4.50%	33,953	1,884	5.55%
FHLB borrowings	23,986	347	1.45%	—	—	—
Total interest-bearing liabilities	$1,018,115	$13,836	1.36%	$1,007,986	$10,663	1.06%
Demand deposits and other liabilities	535,075			498,031
Total liabilities	$1,553,190			$1,506,017
Stockholders’ Equity	190,839			179,123
Total Liabilities and Stockholders’ Equity	$1,744,029			$1,685,140
Interest Rate Spread			3.66%			2.96%
Net Interest Income		$70,290			$53,818
Net Interest Margin			4.19%			3.35%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.95	$0.56	$3.26	$2.65
Book value per common share	$22.98	$21.27	$22.98	$21.27
Tangible book value per common share(2)	$21.75	$20.49	$21.75	$20.49
Weighted average common shares (basic and diluted)	7,433,607	7,595,062	7,529,382	7,559,310
Common shares outstanding at end of period	7,442,743	7,595,781	7,442,743	7,595,781
Performance Ratios
Return on average assets (annualized)	1.67%	1.14%	1.53%	1.32%
Return on average equity (annualized)	15.48%	10.23%	13.98%	12.38%
Return on average common equity (annualized)	16.72%	10.63%	14.99%	13.18%
Yield on earning assets (FTE) (2) (annualized)	5.88%	4.07%	5.02%	4.02%
Cost of interest bearing liabilities (annualized)	1.94%	0.97%	1.36%	1.06%
Net interest spread (FTE)(2)	3.94%	3.10%	3.66%	2.96%
Net interest margin (FTE)(2) (annualized)	4.70%	3.49%	4.19%	3.35%
Noninterest income as a percentage of average assets (annualized)	0.23%	0.38%	0.28%	0.36%
Noninterest expense to average assets (annualized)	2.36%	2.07%	2.24%	1.95%
Efficiency ratio(3)	49.45%	56.31%	52.19%	55.10%
Asset Quality
Commercial real estate loans to total capital (4)	377.54%	367.88%	377.54%	367.88%
Construction loans to total capital (5)	137.41%	148.30%	137.41%	148.30%
Loans 30-89 days past due to total gross loans	0.00%	0.01%	0.00%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.00%	0.00%	0.00%
Other real estate owned	$—	$775	$—	$775
Non-performing assets	$—	$775	$—	$775
Non-performing assets to total assets	0.00%	0.05%	0.00%	0.05%
Allowance for loan losses to total gross loans	0.88%	0.86%	0.88%	0.86%
Allowance for loan losses to non-performing assets	N/A	15.09	N/A	15.09
Net loan recoveries	$2	$26	$19	$5
Net charge-offs (recoveries) to average gross loans (annualized)	0.00%	0.01%	0.00%	0.00%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.27%	16.06%	16.27%	16.06%
Tier 1 risk-based capital ratio	15.47%	15.23%	15.47%	15.23%
Leverage ratio	15.05%	12.90%	15.05%	12.90%
Common equity tier 1 ratio	15.47%	15.23%	15.47%	15.23%
Other information
Closing stock price	$27.49	$24.59	$27.49	$24.59
Equity / assets	10.35%	11.46%	10.35%	11.46%
Average equity / average assets	10.80%	11.16%	10.94%	10.63%
Number of full time equivalent employees	168	138	168	138
# Full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of December 31, 2022 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended December 31,		For the year ended December 31,
	2022	2021	2022	2021
Net interest margin (FTE)
Net interest income (GAAP)	$20,596	$13,866	$70,009	$53,536
FTE adjustment on tax-exempt securities	70	75	281	282
Net interest income (FTE) (non-GAAP)	20,666	13,941	70,290	53,818

Average interest earning assets	1,743,735	1,585,982	1,676,649	1,605,783
Net interest margin (GAAP)	4.69%	3.47%	4.18%	3.33%
Net interest margin (FTE) (non-GAAP)	4.70%	3.49%	4.19%	3.35%

	For the three months ended December 31,		For the year ended December 31,
	2022	2021	2022	2021
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$198,282	$188,788	$198,282	$188,788
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Total common stockholders equity (GAAP)	171,019	161,525	$171,019	$161,525
Less: intangible assets	9,149	2,493	9,149	2,493
Tangible common stockholders equity (non-GAAP)	161,870	159,032	161,870	159,032

Shares outstanding	7,442,743	7,595,781	7,442,743	7,595,781
Tangible book value per common share (non-GAAP)	$21.75	$20.94	$21.75	$20.94